CERTIFICATIONS

I, J. Alan Reid, Jr., President & Trustee of Forward Funds (the “registrant”), on behalf of its series, the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Strategic Alternatives Fund, the Accessor Frontier Markets Fund, the Accessor High Yield Bond Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President and Trustee

Date:	March 9, 2010

I, Eric Kleinschmidt, Treasurer of Forward Funds (the “registrant”), on behalf of its series, the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small to Mid Cap Fund, the Accessor International Equity Fund, the Accessor Strategic Alternatives Fund, the Accessor Frontier Markets Fund, the Accessor High Yield Bond Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation, the Accessor Balanced Allocation, the Accessor Growth & Income Allocation, the Accessor Growth Allocation and the Accessor Aggressive Growth Allocation Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer

Date:	March 9, 2010